                                                                   EXHIBIT 10.64

                         AMENDMENT TO ESCROW AGREEMENT
                         -----------------------------


     This First Amendment to Escrow Agreement (this "Amendment") is made this ____ day of October, 1995, by and among Memry Corporation, a Delaware corporation ("Memry"), Connecticut Innovations, Incorporated, a specially chartered Connecticut corporation ("CII") and Finn Dixon & Herling, as escrow agent (the "Escrow Agent").


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, Memry, CII and Escrow Agent are parties to an Escrow Agreement dated December 22, 1994 (the "Escrow Agreement");

     WHEREAS, Memry and CII have entered into a First Amendment to Convertible Subordinated Debenture Purchase Agreement of even date herewith (the "First Amendment");

     WHEREAS, Memry, CII and Escrow Agent wish to modify the Escrow Agreement to reflect the amendments made pursuant to the First Amendment.

     NOW THEREFORE, in consideration of the premises and of other good and valuable consideration given to each party hereto, the receipt and sufficiency of which are hereby acknowledged, Memry, CII and the Escrow Agent agree as follows:

     1. All references to the "Purchase Agreement" shall be deemed references to the Purchase Agreement, as amended by the First Amendment.

     2. The reference in the preamble and in Section 4(a)(ii) to "February 28, 1998" shall be deleted and replaced with "March 15, 1999."

     3. The reference in Section 4(a)(iv) to "March 10, 1998" shall be deleted and replaced with "March 5, 1999."

     4. The reference in Section 4(b) to "February 18, 1998" shall be deleted and replaced with "March 5, 1999."
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of this
12th day of October, 1995.


                                    MEMRY CORPORATION


                                    By: /s/ James G. Binch
                                        ----------------------------
                                        Its: President


                                    CONNECTICUT INNOVATIONS, INCORPORATED


                                    By: /s/ Victor R. Budnick
                                        ----------------------------
                                        Its: Acting President and
                                             Executive Director


                                    FINN DIXON & HERLING


                                    By: /s/ David I. Albin
                                        ---------------------------
                                        a Partner